Madison Funds
Supplement dated June 29, 2018
This Supplement amends the Prospectus of the Madison Funds dated February 28, 2018.

On page 77, the paragraph under “Class A shares Charge Reductions and Waivers,” in the “Your Account” section below the heading “Sales Charges and Fees,” is deleted and replaced with the following:
The availability of certain Class A sales charge waivers and discounts will depend on whether you purchase your shares directly from the Funds or through a financial intermediary. It is possible that a financial intermediary may not, in accordance with its policies and procedures, be able to offer one or more of these sales charge reduction or waiver privileges. In addition, financial intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers (See Appendix A - Financial Intermediary Sales Charge Waivers, which includes information about specific sales charge waivers applicable to the financial intermediaries identified therein). In all instances, you will need to notify the Funds or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, you will have to purchase fund shares directly from the Funds or through another intermediary to receive these waivers or discounts. Madison Funds may require evidence, and reserves the right to request additional documentation, to verify you are eligible for a reduction or waiver of sales charges. Please consult your financial intermediary for further information.
The table of contents is updated and the following section is added after the Financial Highlights, as “Appendix A” to the Prospectus:
Appendix A - Financial Intermediary Sales Charge Waivers
This Appendix details the availability and/or variations in sales load waivers or discounts based on information provided by the financial intermediary. These waivers or discounts, which may differ from and may be more or less limited than those disclosed elsewhere in the Funds’ Prospectus or SAI, are subject to change.
Morgan Stanley Smith Barney
Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account which is not held directly at the Fund will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this fund’s Prospectus or SAI:

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Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

•	Shares purchased through a Morgan Stanley self-directed brokerage account.

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Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.

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Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

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